                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)        February 10, 1997
                                                           -----------------

                                 FIRST USA BANK
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             (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



          Delaware                33-99362                76-0039224
       ---------------       -----------------          ------------
      (State or other     (Commission File Number)    (IRS Employer
       jurisdiction                                   Identification Number)
    of incorporation or
       organization)


201 North Walnut Street, Wilmington, Delaware                          19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                     302/594-4117
-------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events

        On February 4, 1997, First USA Bank (the "Bank"), a wholly-owned subsidiary of First USA Financial, Inc., which is a wholly-owned subsidiary of First USA, Inc., completed the securitization of approximately $903,615,000 of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 1997-1.

        Series 1997-1 consists of $750,000,000 Class A Floating Rate Asset Backed Certificates, and $67,770,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately seven years. Series 1997-1 also consists of $85,845,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificate holders.

        First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

        Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of January 1 through January 31, 1997 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.


             Original Principal   Original Principal        Pooling and
                   Amount               Amount         Servicing Supplement                              Interest   Principal
    Series        (Class A)            (Class B)                Date            Series   Interest Type    Payment    Payment
------------------------------------------------------------------------------------------------------------------------------

    1993-1       500,000,000               -            May 1, 1993             1993-1     Floating         yes         no
    1993-3       750,000,000               -            October 1, 1993         1993-3     Floating         yes         no
    1994-3       532,350,000           34,650,000       June 1, 1994            1994-3     Floating         yes         no
    1994-4       726,450,000           56,550,000       June 1, 1994            1994-4     Floating         yes         no
    1994-5       500,000,000           39,160,000       July 30, 1994           1994-5     Floating         yes         no
    1994-6       750,000,000           58,380,000       July 30, 1994           1994-6     Floating         yes         no
    1994-7       750,000,000           58,735,000       November 8, 1994        1994-7     Floating         yes         no
    1994-8       500,000,000           39,157,000       November 8, 1994        1994-8     Floating          *          no
    1995-1     1,000,000,000           78,300,000       March 1, 1995           1995-1     Floating         yes         no
    1995-2       660,000,000           51,700,000       March 1, 1995           1995-2     Floating         yes         no
    1995-3       830,000,000           65,000,000       May 16, 1995            1995-3     Floating         yes         no
    1995-4       750,000,000           67,770,000       September 14, 1995      1995-4     Floating         yes         no
    1995-5       500,000,000           45,180,000       September 14, 1995      1995-5     Floating         yes         no
    1995-6     1,245,000,000          112,500,000       December 7, 1995        1995-6     Floating         yes         no
    1996-1       750,000,000           67,770,000       March 6, 1996           1996-1     Floating         yes         no
    1996-2       600,000,000           54,300,000       June 4, 1996            1996-2     Floating         yes         no
    1996-4       500,000,000           45,180,000       August 6, 1996          1996-4     Floating         yes         no
    1996-6       862,650,000           78,000,000       November 13, 1996       1996-6     Floating         yes         no
    1996-8       400,000,000           36,200,000       December 11, 1996       1996-8     Floating         yes         no

 * Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on the February, May, August and November Payment Dates.



        The 1993-1 Certificates, 1993-3 Certificates, 1994-3 Certificates, 1994-4 Certificates, 1994-5 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, 1996-4 Certificates, 1996-6 and 1996-8 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11,
99.12, 99.13, 99.14, 99.15, 99.16, 99.17, 99.18, and 99.19 to this report.

Item 7.  Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-3 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-5 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST USA BANK
                                        As Servicer



                                        By: /s/W. Todd Peterson
                                            --------------------------------
                                               W. Todd Peterson
                                               Vice President



Date: February 25, 1997
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